UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 6, 2015

CHRISTOPHER & BANKS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-31390	06-1195422
(Commission File Number)	(IRS Employer Identification No.)

2400 Xenium Lane North

Plymouth, Minnesota 55441

(Address of Principal Executive Offices)  (Zip Code)

Registrant's telephone number, including area code:  (763) 551-5000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)  Form of Severance Agreement with Executive Officers.  Effective April 6, 2015, following an extensive and lengthy review process, the Compensation Committee of the Company’s Board of Directors (the “Committee”) approved a new form of severance agreement (the “Severance Agreement”) to be entered into with the Company’s executive officers, other than the Company’s Chief Executive Officer (“CEO”) (each such other officer, an “executive”).  Upon execution, the Severance Agreement will replace any existing severance agreement to which that executive is currently subject.  The severance agreement covers various termination scenarios, including those related to a change-in-control event.

In mid- 2014, the Committee engaged a new independent compensation consultant (the “Consultant”) to assist the Committee with certain of its roles and responsibilities.  In connection with its engagement, the Consultant conducted a review of the Company’s compensation practices for the CEO and the executives.  At the request of the Committee, that review also included, among other things, consideration of the Company’s severance practices for executives.  That review was initially discussed with the Committee at its October 2014 meeting.  At that meeting, following consideration and discussion of the information presented, the Committee requested that the Consultant prepare recommendations with respect to the Company’s current severance and change-in-control program for executives.

At its January 2015 meeting, the Committee discussed and considered information regarding the Company’s historical severance practices as well as observations by the Consultant as to severance practices, both generally in the retail sector and with respect to the companies in the compensation peer group used by the Committee.  Following discussion at that meeting, the Committee requested management, with the assistance of the Consultant, to develop proposed severance plan recommendations for the Committee’s review and consideration at its February 2015 meeting.  At this meeting, management and the Consultant presented their proposed recommendations to the Committee regarding severance for the executives.  The Committee reviewed, considered and discussed the information presented at that meeting and, following that discussion, approved an outline of the proposed terms, and the preparation of agreements for executives, other than the Company’s CEO, containing such terms, with respect to the severance recommendations.  Management, with the assistance of the Consultant and outside counsel, then prepared a form of agreement for the Committee’s review, consideration and approval with respect to severance arrangements with the executives, other than the Company’s CEO.

The following summary of terms is qualified in its entirety by reference to the form of Severance Agreement filed herewith as Exhibit 10.1.

The Severance Agreement provides that the executive is and remains an at-will employee and thus may be terminated at any time with or without Cause, as defined in the Severance Agreement.  If the executive is involuntarily terminated by the Company without “Cause”, as defined in the Severance Agreement, and executes a general release of claims in favor of the Company, the Company will be obligated to pay the executive a severance payment in an amount determined based on the position held by the executive.  The Company’s Executive Vice Presidents and Senior Vice Presidents will receive a severance payment equal to twelve months of the executive’s highest annual salary at any time during the twelve months preceding the date of termination.  The Company’s Vice Presidents generally will receive a severance payment equal to nine months of the executive’s highest annual salary at any time during the twelve months preceding the date of termination. In addition, the form of Severance Agreement provides that the Company will pay the Company portion of COBRA health and dental premiums for twelve months for Executive Vice Presidents and Senior Vice Presidents and, in general, nine months for Vice Presidents.

The Severance Agreement also provides that, notwithstanding the foregoing, if, 180 days prior to, or twelve months after, a “Change in Control”, an executive is terminated without “Cause”, or resigns for “Good Reason”, as such terms are defined in the Severance Agreement, then the executive, based on his or her position, shall be entitled to receive a severance payment, in one lump sum and adjusted for any severance payments previously made by the Company, generally equal to the following:

•	Executive Vice Presidents: The sum of (A) eighteen months of his or her highest annual salary at any 2 time during the twelve month period preceding the date of termination; (B) 1.5 times his or her then current on-target bonus; and (C) the value of eighteen months of the Company portion of COBRA health and dental premiums, unless the executive is eligible for a government subsidy with respect to such COBRA benefits.

•

Senior Vice Presidents:  The sum of (A) twelve months of his or her highest annual salary at any time during the twelve month period preceding the date of termination; (B) 1.0 times his or her then current on-target bonus; and (C) the value of twelve months of the Company portion of COBRA health and dental premiums, unless the executive is eligible for a government subsidy with respect to such COBRA benefits.

•

Vice Presidents:  The sum of (A) nine months of his or her highest annual salary at any time during the twelve month period preceding the date of termination; (B) 0.75 times his or her then current on-target bonus; and (C) the value of nine months of the Company portion of COBRA health and dental premiums, unless the executive is eligible for a government subsidy with respect to such COBRA benefits.

The Severance Agreement also provides for a “cutback” such that any severance payment shall be reduced below the amount that would trigger an excise tax liability.  The Company is not obligated to pay an “excise tax” under Section 4999 of the Internal Revenue Code of 1986, as amended (the “Code”), and there are no tax “gross-up” provisions in the Severance Agreement.  The Severance Agreement also provides that it shall be interpreted to avoid implications of taxes and penalties under Section 409A of the Code.

Additionally, the Severance Agreement contains a provision prohibiting the executive during the period of his or her employment and, for a period after the executive’s termination, of twelve months for Executive Vice Presidents and Senior Vice Presidents, and, in general, nine months for Vice Presidents, from (i) engaging in certain competitive activities; (ii) soliciting employees to either leave his or her employment with the Company or its affiliates or to establish a relationship with a Competitor (as such term is defined in the Severance Agreement); or (iii) soliciting, engaging or inducing a vendor or supplier of the Company or its affiliates to sever or materially alter its relationship with the Company or to establish a relationship with a Competitor.

The Severance Agreement also provides for the executive’s agreement to cooperate with the Company, during and after employment (for the relevant period for each type of executive), in connection with any potential or actual litigation, dispute or investigation which directly involves such executive.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

	10.1	Form of Severance Agreement between Christopher & Banks Corporation and certain of its Executive Officers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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CHRISTOPHER & BANKS CORPORATION

Date: April 10, 2015	By:	/s/ Luke R. Komarek
Luke R. Komarek
Senior Vice President,
General Counsel

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CHRISTOPHER & BANKS CORPORATION

EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
April 6, 2015	001-31390

CHRISTOPHER & BANKS CORPORATION

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Exhibit Number	Description

10.1	Form of Severance Agreement between Christopher & Banks Corporation and certain of its Executive Officers.